UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

Fortune Capital Financial Holding Corp.

 (Exact name of registrant as specified in its charter)

Delaware	333-189401	46-2497498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1528 Brookhollow Drive Santa Ana, CA 92705
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (714) 581-4335

Power Gala Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 18, 2016, the Company filed a Certificate of Amendment to its Certificate of Incorporation to change the name of the Company from “Power Gala Corp.” to “Fortune Capital Financial Holding Corp.” (the “Name Change”).

On February 18, 2016, the Company filed the Name Change and ticker symbol change with the Financial Industry Regulatory Authority (“FINRA”). Pending FINRA approval, the ticker symbol will change from “PLWR” to “FQJK”.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Power Gala Corp., filed February 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Capital Financial Holding Corp.

Date: February 18, 2016	By:	/s/ Huaishan Cao
Huaishan Cao
President